COLUMBIA FUNDS SERIES TRUST

Columbia LifeGoal® Growth Portfolio

Columbia LifeGoal® Balanced Growth Portfolio

Columbia LifeGoal® Income and Growth Portfolio

Columbia LifeGoal® Income Portfolio

(each, a “Portfolio” and collectively the “Portfolios”)

Supplement dated February 4, 2010 to the Prospectuses

dated August 1, 2009

Effective immediately, the Prospectuses of the Portfolios are revised and supplemented as follows:

1.	The list of Principal Risks included in the FUNDimensions™ box in the investment section in the Prospectuses for each Portfolio is revised to include the following additional risk:

Energy and natural resources sector risk

2.	The following risk description is added to the section entitled “Principal Risks” in the Prospectuses for each Portfolio, as follows:

•

Energy and Natural Resources Sector Risk — The Portfolio is subject to the risk that the securities of the issuers engaged in the energy and natural resources sector will underperform other market sectors or the market as a whole. To the extent that an Underlying Fund invests in issuers conducting business in the same or similar sectors, the Portfolio is subject to a greater extent to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that sector or those sectors. The values of natural resources are affected by numerous factors including events occurring in nature and international politics. For instance, natural events (such as earthquakes, hurricanes or fires in prime natural resources areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and thereby the value of companies involved in business activities relating to such natural resource. In addition, rising interest rates and high inflation may affect the demand for certain natural resources and, therefore, the price of energy-related investments. In addition, prices of, and thus the Underlying Fund’s investments in, precious metals are considered speculative and are affected by a variety of worldwide and economic, financial and political factors. Prices of precious metals may fluctuate sharply over time.

3.	The following is added to the section of the Portfolios’ Prospectuses entitled “Underlying Funds Summary” in the table entitled “The Underlying Funds” under the sub-heading “Specialty Securities”:

	Investment Objectives	Principal Investment Strategies
Columbia Energy and Natural Resources Fund	The Fund seeks long-term capital appreciation	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. and foreign companies engaged in the energy and natural resources industries. The Fund typically invests at least 50% of its assets in crude oil, petroleum and natural gas companies. The Fund also may invest up to 35% of its assets in precious metals, such as gold bullion, and companies engaged in the production of precious metals. The Fund may invest in securities that its adviser believes are undervalued, represent growth opportunities, or both. The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments.

INT-47/33008-0210